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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
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                                            TELEDYNE, INC.
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                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*    $500 fee paid previously in connection with the filing of materials
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FOR IMMEDIATE RELEASE                                   Contact: Rosanne O'Brien
                                                                  Teledyne, Inc.
                                                                    310/551-4265

                      TELEDYNE DECLARES QUARTERLY DIVIDEND

     Los Angeles, California, April 26, 1995 -- The Board of Directors of Teledyne, Inc. (NYSE:TDY) announced today the declaration of a quarterly dividend of $0.25 per share, payable $0.10 in cash and $0.15 in face amount of Teledyne's Series E Preferred Stock. The dividend will be payable on May 24, 1995 to shareholders of record on May 8, 1995. Shareholders will receive one share of preferred stock for each 100 shares of common stock held on the record date.

     The new preferred shares will be part of Teledyne's previously-created Series E Preferred Stock which trades on the New York and Pacific Stock Exchanges under the symbol TDYPrE.

     Teledyne Chairman William P. Rutledge said, "This action by the Board reflects the Company's strong first quarter 1995 results and positive outlook for the remainder of the year."

     Teledyne had 55,500,626 shares outstanding on March 31, 1995.

     Teledyne is a diversified manufacturing corporation serving customers worldwide through 18 operating companies focused in four business segments:
Aviation & Electronics; Specialty Metals; Industrial; and Consumer.


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